Investor Presentation – September 2021 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Deterioration in general business and economic conditions, including increases in unemployment rates or turbulence in U.S. or global financial markets, could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, and lead to a tightening of credit and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication.

A Leading Chicago Commercial Banking Franchise Loan & Deposit BY at a Glance ($mm) Tangible Common Equity(1) Total Loans $638 $4,469 Total Deposits Total Assets $6,541 $5,092 69.6% Commercial Loans/Loans(2) 41.0% NIB Deposits/Total Deposits Adj. Efficiency Ratio(1)(3) 49.50% Size Company Overview Branch Map Full service commercially-oriented community bank serving business and retail customers in the Chicago and Milwaukee metropolitan area $207 million recapitalization during 2013, the largest recap in Chicago in 25 years; $125 million IPO in 2017 Only publicly traded bank in Chicago and Milwaukee from $5b-$20b in assets #4 SBA 7(a) lender in the United States #1 SBA 7(a) lender in Illinois and Wisconsin Profitability Growth Strategy Capitalize and grow strong deposit franchise Quality deposit franchise and stable funding Small businesses represent low-cost source of deposits Drive middle market commercial banking business Relationship banking orientation Successfully attracting experienced bankers Capitalize on SMB market opportunity Supplement organic growth through acquisitions Community bank market remains fragmented 88 90 94 94 94 90 43 55 WISCONSIN ILLINOIS Byline Bank Locations Net Interest Margin 3.74% (1) 26.53% Non-interest Income/ Total Revenue(1) 2.16% Pre-tax Pre-Provision Return on Average Assets(1) 1.78% Adj. Return on Average Assets(1) Source: Company Management and S&P Global Market Intelligence. All data and figures as of June 30, 2021, unless otherwise stated. Ratios annualized (recalculated as an annual rate) where applicable. (1) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Represents the sum of Commercial & Industrial Loans + PPP Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income.

Seasoned Management Team & Board of Directors Deposits, Deposits, Deposits Accelerating Value Creation Diversified Commercial Lending Platform Management team has extensive in-market experience with a track record of building shareholder value Highly accomplished and experienced Board Demonstrated acquisition ability, having closed and integrated 3 whole bank acquisitions and 1 leasing transaction, since 2014 Insider Ownership of 35% Total Acquired Loans and Leases Total Originated Loans and Leases The Byline Difference Source: Company Management and S&P Global Market Intelligence. Note: All data and figures as of June 30, 2021, unless otherwise stated. Core deposits represent 91.5% $115.7 million deposits per branch for 2Q21 Growth driven primarily by Commercial Banking Experienced lenders coupled with local decision making ($millions) Current Mix ($5.1bn) Cost of Deposits (%) Average Years in Banking Management Board of Directors 70% Commercial 25 37 +11.2% CAGR

The Byline Franchise Size Customer and Market Focus $5.1 billion in total deposits 44 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.4 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, commercial deposits & treasury management $614.5 million loan portfolio $1.6 billion servicing portfolio for investors #4 SBA lender in the U.S. #1 SBA lender in Illinois and Wisconsin Dedicated underwriting, servicing, portfolio management and workout staff with specialized expertise in U.S. government guaranteed loans Source: Company Management. Note: All data and figures as of June 30, 2021, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Retail Banking Commercial Banking Small Business Capital

Size Customer and Market Focus $275.7 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $390.4 million loan portfolio Lower middle market focus Provides senior debt secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average senior funded leverage of 2.14x EBITDA 35 portfolio companies $610.2 million in assets under management 5 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Diversified product set with abilities to scale business lines both in-market and nationwide Small Ticket Equipment Leasing Sponsor Finance Wealth Management The Byline Franchise (continued) Source: Company Management. Note: All data and figures as of June 30, 2021, unless otherwise stated.

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Top tier talent with local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Expand market share in key areas (current and adjacent) Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise Quality of our deposit franchise and access to stable funding Small businesses with low cost deposits drive growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators NIB deposits consistently represent more than 30% of total deposits; 41% in 2Q21 Commercial deposits accounted for ~50% of total deposits in 2Q21 Average cost of deposits decreased to 0.08% in 2Q21 compared to 0.12% in 1Q21 Total loans and leases increased 16.3% annualized, from 1Q21 (excluding PPP loans) Successfully attracting experienced bankers to grow market share Adjusted efficiency ratio(1) improved to 49.50% in 2Q21 vs. 50.41% in 1Q21 Continue to consolidate branch network with branch count now at 44 Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Announced on July 29, 2021; YTD reflects as of June 30, 2021. Returning Capital to Shareholders Increasing profitability resulting in strong internal capital generation Balanced approach to capital allocation helps to effectively manage capital position Announced expansion of its stock repurchase program with authorization to repurchase up to 2.5 million shares(2) 538,744 shares repurchased in 2Q21 871,488 shares repurchased YTD Increased quarterly cash dividend to $0.09 per share(2)

Adjusted Pre-Tax Pre-Provision Net Income and ROAA(1) ($ in millions) Adjusted PTPP Net Income and ROAA(1) returning to pre-COVID performance Improved performance driven by successful execution of our stated strategy Improving loan production Improving noninterest income Disciplined expense management Operating Leverage Analysis 2Q20 2Q21 % Change Total Revenue $65.4 $79.2 21.0% Adjusted non-interest expense(1) $37.1 $41.0 10.8% Adj. Efficiency Ratio(1) 53.7% 49.5% 4.2% Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix.

We have reduced our branch network by ~49% since 2014... Optimization of our Branch Network ($ in millions) Retail Branch Count Deposits per Branch -49% Consolidating branches and optimizing square footage while not exiting markets Strategic consolidations have contributed to significant improvement in branch productivity as measured by deposits per branch +27.3% CAGR …while growing deposits per branch at a 27.3% CAGR during the same time period

Data as of FY 2020 Diversity is defined by gender and people of color, as disclosed. Data as of December 31, 2020 Hires ranging from 2019 – YTD 9/13/2021 Our Investments in the Community(1) Our Culture is Rooted in our Employees, Customers and Communities Our Trusted Brand Our Commitment to Diversity, Equity & Inclusion(2) Culture We have the right… Employees Deep roots in our communities …for future success Exceptional customer service We’re committed to helping the local communities in which we live and work to grow and thrive – today and into the future Community-development loans CRA volunteer hours $122.7 million 1,264 Financial-literacy sessions Community-development investments $7.5 million 23 Commercial Lending 16 Retail Leadership 3 99% have experience at $100b+ banks Large Bank Experience Strong bench strength of talent Opportunity to add bankers from larger regional banks as a result of market disruption Ability to Recruit Talent Our Investments for Growth(3) Delivering Results for all Stakeholders Hired 20 talented revenue producing colleagues Wealth & Trust 1

2021 Strategic Priorities and Outlook Drive organic loan and deposit growth Continue Investing in Technology to Improve Efficiencies and Enhance Revenue Generation Strategic M&A Opportunities and Team Lift-Outs with Attractive Metrics and Return Profile Increase Return of Capital to Stockholders Continue to Identify Opportunities to Improve Operating Leverage

Five Quarter Financial Summary Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

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